UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Latin America Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Latin American stocks fell over our six-month reporting period, hurt by weak growth in Brazil and a currency sell-off that threatened to destabilize emerging markets early this year. More evidence of a serious slowdown in China, a big consumer of many commodities from Latin America, also weighed on the region’s performance. Latin American stocks strengthened starting in February as risk appetite returned and most emerging currencies recovered, but not enough to overcome the steep declines early in our fiscal year. Against this challenging environment, the Latin America Fund fell for the six months ended April 30, 2014. The fund trailed its benchmark but slightly outpaced its Lipper peer group average.

Our underperformance for the period stemmed from unfavorable stock selection in Mexico, whose economy has been surprisingly sluggish over the past year, and in Argentina. In response to recent disappointing performance, we made some significant trades and shifted some longstanding country and sector allocations. Brazil and Mexico remain the largest absolute positions, but we trimmed several of our Brazilian holdings following a recent rebound in its stock market. Conversely, we bought several banks in Mexico, where we are currently overweight the benchmark. The fund maintained key positions in the small but fast-growing Andean markets of Colombia, Chile, and Peru, as well as in the so-called frontier markets of Panama and Argentina. Frontier markets are not represented in our benchmark, but our regional analysts have uncovered compelling investment opportunities in these countries that we think have promising long-term growth potential. We continue to seek under-the-radar opportunities in Latin America, where the investment universe is growing as domestic economies expand and capital markets become more developed.

From a sector perspective, we continue to favor areas driven by domestic consumption, such as financials, consumer discretionary, and consumer staples. We believe that these consumer-driven businesses will benefit the most as poverty declines and more people join the middle class across Latin America. Materials, utilities, and energy remain our largest underweights, as we believe these sectors offer fewer growth opportunities. We believe these decisions will lay the groundwork for stronger performance over time, and we thank our shareholders for their patience as we wait for these changes to yield better results.

MARKET ENVIRONMENT

Emerging markets stocks fell over the past six months as disappointing data in China, political turmoil in several developing countries, and concerns about the looming end of the U.S. Federal Reserve’s prolonged easing campaign curbed risk appetite. Fears about emerging markets were reflected in currency weakness, particularly in countries most dependent on foreign investment to finance gaping current account deficits. The currency weakness came to a head in January, when many emerging markets currencies fell to multiyear or record lows. Most currencies recovered in the ensuing months, however, as several central banks raised interest rates to defend their currencies and economic imbalances improved in a few places.

Most Latin American markets fell. Stocks in Brazil—one of the “fragile five” emerging markets seen as most vulnerable to capital flight—sagged as its economy continued to deteriorate in the aftermath of the global commodities boom. Over the past six months, Brazil’s central bank repeatedly cut its growth forecasts for 2014 and 2015 and hiked interest rates to fight inflation. Brazil also suffered a blow in March, when Standard & Poor’s cut its credit rating to one notch above junk status. Mexican stocks declined as growth weakened. Its economy grew just 1.1% in 2013 due to downturns in manufacturing and homebuilding. Mexico’s government has forecast faster growth this year, but signs of a recovery have been tentative year-to-date. Markets in Colombia and Chile also retreated.

Stocks in Peru and Argentina rose. Peru’s economy last year expanded 5.6%, its slowest pace since 2009, as ebbing demand from China hurt metals prices. In response, Peru’s government relaxed monetary policy and boosted spending, and the economy is expected to improve this year. Argentina was the biggest gainer, rallying more than 19%. Argentina is in dire economic straits, but investors have bid up its stock market as they anticipate a more market-friendly president will win next year’s election after years of mismanagement under President Cristina Fernández de Kirchner.

PORTFOLIO REVIEW

Brazil
Our Brazilian holdings helped performance. Itau Unibanco, Brazil’s biggest lender by market value, and Ambev, the country’s top brewer, benefited absolute and relative returns. State-controlled oil producer Petroleo Brasileiro (Petrobras) and mining company Vale, the world’s top iron ore producer, ranked among the fund’s biggest absolute detractors. However, our positioning relative to the benchmark in these heavyweights helped relative returns. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Brazil’s economic outlook grew progressively worse over the past year. Our analysts believe Brazil is suffering from mild stagflation, a troubling condition marked by slow growth and rising prices. Brazil’s market has rallied in recent months as polls have shown fading support for President Dilma Rousseff in elections scheduled for October. Most analysts have faulted Rousseff for intervening too heavily in the business sector and failing to revive Brazil’s flagging economy. We took advantage of the recent rally to reduce some of our Brazilian holdings that we believed were approaching fair value given the country’s tepid outlook. We reduced our positions in Itau Unibanco and Banco Bradesco after shares of both lenders rebounded to levels where we believed the risk/reward profile for each was more in line with Brazil’s slow-growth backdrop. We eliminated retailers Cia Hering and Via Varejo. While our stock selection process relies on analyzing company fundamentals rather than macroeconomic or policy developments, we are closely monitoring the upcoming election, whose results we believe will have a material impact on Brazil’s economy and corporate performance in the near term. Our positions currently reflect the odds that Rousseff will win reelection. However, more signs that a new administration will take power in October would give us greater confidence in Brazil’s outlook and likely cause us to increase our positions.

We continue to have a favorable view of Brazil’s long-term prospects despite its immediate economic challenges. Brazil remains a good place to invest for its strong corporate governance, and its stock market is much larger and more liquid than any other in Latin America. Valuations are reasonable, and the country’s large and growing middle class and other demographic factors bode well for consumption-driven areas of the economy over the long run. We increased our position in Petrobras, which we think has attractive production growth prospects and is one of the world’s cheapest oil majors. We initiated Natura Cosmeticos, a leading maker of cosmetics and skin care products. Natura is a high-quality business with a widely known brand in Latin America, and we believed its valuation was very reasonable for a company that generates strong earnings and cash flow.

Mexico
In Mexico, America Movil, Latin America’s biggest telecommunications company, was a large absolute detractor. We continued to trim our America Movil position due to the recent creation of a new telecoms regulator that will implement measures eroding the company’s dominance in Mexico, where it has long held a virtual monopoly.

In our last letter, we informed shareholders that we were gradually increasing our exposure to Mexico, whose stock market has dropped sharply since reaching a record high in January 2013. Last year, Mexico repeatedly slashed its growth forecasts and cut its benchmark interest rate to a record low to bolster the economy, which was hurt by slowing exports to the U.S. and a reduction in public spending after a new president took office in December 2012. Despite lingering signs of weakness, we believe that Mexico has the underpinnings to deliver stronger growth in the coming years. Its proximity to the U.S. means it will benefit from the U.S. recovery and, unlike many emerging markets, it has a small current account deficit, a stable government, and generally market-friendly policies. This past December, Mexico’s Congress passed a landmark energy bill ending its 75-year-old state oil monopoly and opening up the oil industry to foreign investors. A massive natural gas pipeline being built between southern Texas and central Mexico promises to deliver an economic windfall in the form of lower energy costs once construction is finished in 2015.

As a result of these factors, we continued to increase our exposure to Mexico, whose economy we believe will accelerate in this year’s second half into 2015. We initiated a position in consumer bank Grupo Financiero Santander Mexico for its exposure to the improving economy. The Mexican unit of Spanish bank Banco Santander has been a poor performer since it went public in Mexico’s biggest-ever stock offering in 2012. However, we believe it is now well positioned to deliver solid earnings growth and improved return on equity. We also increased positions in Grupo Mexico, the country’s largest mining company, and in dairy products maker Grupo Lala.

Other countries (Argentina, Chile, Colombia, Panama, and Peru)
Our positions in Latin America’s smaller countries yielded mixed results, but these markets remain a fertile area for new investment opportunities. Our holdings in Colombia had a broadly neutral impact. Compared with other Latin American countries, Colombia has a fast-growing domestic economy that is diversified beyond commodities and offers several high-quality companies trading at reasonable valuations. Our underweight to Colombia stems from not holding many companies in the benchmark due to their unfavorable corporate governance and relatively expensive valuations. We are actively researching more opportunities in Colombia to add to the fund.

In Argentina, we own Tenaris, a leading maker of steel pipes for the energy sector, and MercadoLibre, the leader in Latin America’s fast-growing e-commerce industry. Tenaris and MercadoLibre are domiciled in Argentina, which has a history of financial turmoil and controversial economic policies under the current president. However, we note that their businesses are diversified across the region and, in the case of Tenaris, around the world. Argentina’s economic outlook remains very poor amid rampant inflation, a looming recession, and currency instability. Still, we are optimistic that a change of leadership in next year’s presidential election will create new investment opportunities. Recent polls have indicated encouraging results for the opposition, causing investors to bid up Argentina’s stock market. Until then, President Cristina Kirchner—who cannot seek a third term in 2015—has proven to be pragmatic enough to do what she must to avoid a full-blown crisis. In the event that a more market-friendly leader takes power next year, we will take a closer look at Argentine banks and other companies that offer good exposure to domestic consumption.

Our positioning in Chile lifted relative performance, largely because we avoided several names that performed poorly over the past six months. Our largest positions are department store operator SACI Falabella and Banco Santander Chile, the country’s largest bank. Chile’s government is moving forward on a tax overhaul that aims to raise corporate taxes and eliminate loopholes for the rich, which we believe will hurt the economy over the medium to long term. For this reason, we are looking at trimming our Chilean exposure.

OUTLOOK

The recent performance of Latin American stocks has been disappointing, but we continue to believe that the reasons for investing in the region are still intact. Most countries in the region have implemented sound macroeconomic policies in the past 15 years, resulting in greater fiscal discipline, tame inflation, and stronger financial systems. Given the history of boom and bust cycles in Latin America, these are noteworthy achievements.

We are confident that increased urbanization, growing consumption, and upward mobility are trends that should drive strong and sustainable growth in Latin America for many years. According to the World Bank, the size of the middle class in Latin America soared by 50% to 152 million between 2003 and 2009, while the portion of people in poverty fell to 30% from 44%. These trends—declining poverty, real wage growth, an expanding middle class, and rising consumption—are the source of huge economic potential in the developing world. We don’t believe these growth drivers are fading anytime soon. Near-term risks to the region include an unexpectedly severe downturn in China or a breakdown in its financial system, as well as another bout of financial market volatility in emerging markets. Political uncertainties have risen in countries that will hold elections in the coming months, though we believe that new governments in many cases will bring market-oriented reforms.

While developed markets may outperform emerging markets in the near term, we believe that growth in the developing world is still on track to outpace that of developed markets over time. In the meantime, we continue to seek the best growth opportunities in Latin America and take advantage of market volatility to buy high-quality companies at reasonable prices.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Verena E. Wachnitz
Lead portfolio manager

May 11, 2014

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Latin America Index: A market capitalization-weighted index of approximately 140 stocks traded in seven Latin American markets.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Itau Unibanco, Brazil	9.2%
Petrobras, Brazil	7.2
Ambev, Brazil	5.0
Banco Bradesco, Brazil	4.9
Walmart de Mexico, Mexico	4.7
Vale, Brazil	4.5
BM&FBOVESPA, Brazil	4.4
Grupo Financiero Banorte, Mexico	4.3
Lojas Renner, Brazil	4.0
BRF, Brazil	3.9
America Movil, Mexico	3.8
Fomento Economico Mexicano, Mexico	3.5
SACI Falabella, Chile	3.2
Banco Santander Chile, Chile	3.1
CCR, Brazil	2.9
Credicorp, Peru	2.5
BR Malls Participacoes, Brazil	2.3
Grupo Financiero Santander Mexico, Mexico	1.9
Grupo Mexico, Mexico	1.7
El Puerto de Liverpool, Mexico	1.6
Grupo Lala, Mexico	1.3
Tim Participacoes, Brazil	1.3
OHL Mexico, Mexico	1.3
Southern Copper, Peru	1.3
Compartamos, Mexico	1.2
Total	85.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.3%		
Common Stocks 1.3%		
MercadoLibre (USD) (1)	94,600	8,823
Tenaris, ADR (USD) (1)	115,600	5,092
Total Argentina (Cost $8,488)		13,915
BRAZIL 56.0%		
Common Stocks 41.9%		
Ambev, ADR (USD)	7,202,000	52,214
BM&FBOVESPA	8,921,640	45,533
BR Malls Participacoes	2,794,900	24,167
Brasil Brokers Participacoes	2,318,800	4,586
BRF	1,783,664	40,317
CCR	3,859,900	30,259
Energias do Brasil	612,600	2,687
Localiza Rent A Car	566,005	8,466
Lojas Renner	1,434,600	41,769
Mills Estruturas e Servicos de Engenharia	551,200	6,934
Multiplus	439,500	5,621
Natura Cosmeticos	598,000	10,299
OdontoPrev	1,801,000	7,269
Petrobras, ADR (1 ADR represents 2 common shares) (USD)	97,576	1,354
Petrobras, ADR (1 ADR represents 2 preference shares) (USD)	4,955,292	73,337
Tim Participacoes, ADR (USD)	501,400	13,493
Totvs	286,700	4,705
Transmissora Alianca de Energia Eletrica, Equity Units	431,400	3,808
Usinas Siderurgicas de Minas (2)	2,836,750	10,191
Vale, ADR (1 ADR represents 1 common share) (USD)	1,842,733	24,361
Vale, ADR (1 ADR represents 1 preference 'A' share) (USD)	1,879,828	22,314
		433,684
Preferred Stocks 14.1%		
Banco Bradesco	3,441,937	51,095

Itau Unibanco	5,773,160	94,944
		146,039
Total Brazil (Cost $332,721)		579,723
CHILE 7.6%		
Common Stocks 7.6%		
Banco Santander Chile, ADR (USD) (1)	1,343,458	32,606
Forus	760,388	3,207
Latam Airlines, ADR (USD) (1)	584,909	8,966
SACI Falabella	3,951,897	33,618
Total Chile (Cost $54,854)		78,397
COLOMBIA 1.1%		
Common Stocks 1.1%		
Almacenes Exito	741,891	11,156
Total Colombia (Cost $12,140)		11,156
MEXICO 26.3%		
Common Stocks 26.3%		
America Movil, ADR (USD)	1,962,600	39,409
Compartamos (1)	7,410,400	12,926
El Puerto de Liverpool (1)	1,558,400	16,080
Fomento Economico Mexicano, ADR (USD)	402,900	36,571
Fresnillo (GBP)	388,949	5,592
Grupo Aeroportuario, ADR (USD)	45,300	5,538
Grupo Financiero Banorte	6,714,400	44,594
Grupo Financiero Santander Mexico, ADR (USD)	1,630,700	19,405
Grupo Lala	5,884,700	13,674
Grupo Mexico	5,717,900	17,220
OHL Mexico (1)(2)	4,986,000	13,263

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $608,672)	$ 1,022,217
Receivable for investment securities sold	12,964
Dividends receivable	8,416
Foreign currency (cost $2,182)	2,184
Receivable for shares sold	431
Cash	108
Other assets	29
Total assets	1,046,349
Liabilities	
Obligation to return securities lending collateral	8,624
Investment management fees payable	885
Payable for shares redeemed	686
Due to affiliates	192
Other liabilities	223
Total liabilities	10,610
NET ASSETS	$ 1,035,739
Net Assets Consist of:	
Undistributed net investment income	$ 10,652
Accumulated undistributed net realized gain	39,420
Net unrealized gain	413,565
Paid-in capital applicable to 33,667,418 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	572,102
NET ASSETS	$ 1,035,739
NET ASSET VALUE PER SHARE	$ 30.76

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 98% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2014, the value of loaned securities was $8,466,000; the value of cash collateral and related investments was $8,624,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $105,654,000 and $275,813,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $611,073,000. Net unrealized gain aggregated $411,164,000 at period-end, of which $457,457,000 related to appreciated investments and $46,293,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $59,000 for Price Associates; $529,000 for T. Rowe Price Services, Inc.; and $31,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $8,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, led to the Board’s determination that the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014